Exhibit 99.1

DUKE REALTY CORPORATION

2005 DIU REPLACEMENT PLAN

DUKE REALTY CORPORATION

2005 DIU REPLACEMENT PLAN

ARTICLE 1 INTRODUCTION		1
1.1	Purpose	1
1.2	Background	1
1.3	Subplan of the LTIP	1
1.4	Eligibility and Participation	1
ARTICLE 2 DEFINITIONS		2
2.1	Definitions	2
ARTICLE 3 ADMINISTRATION		3
3.1	Administration	3
3.2	Reliance	3
3.3	Indemnification	3
ARTICLE 4 PERFORMANCE UNITS		3
4.1	Grant of Performance Units	3
4.2	Exercise of Performance Units	3
4.3	Calculation of Performance Unit Value	4
4.4	Periodic Distributions	4
4.5	Expiration Date and Final Distribution	4
4.6	Manner of Payment	5
4.7	Withholding of Taxes	5
ARTICLE 5 AMENDMENT, MODIFICATION AND TERMINATION		6
5.1	Amendment, Modification and Termination	6
ARTICLE 6 GENERAL PROVISIONS		6
6.1	Adjustments	6
6.2	Information to be Furnished by Participants	6
6.3	No Implied Rights	6
6.4	Evidence	6
6.5	Gender and Number	6
6.6	Action by the Company	6
6.7	Controlling Laws	6
6.8	Mistake of Fact	7
6.9	Severability	7
6.10	Effect of Headings	7
6.11	Nontransferability	7
6.12	Liability	7
6.13	Funding	7
6.14	Expenses of the Plan	8
6.15	Effective Date	8

DUKE REALTY CORPORATION

2005 DIU REPLACEMENT PLAN

ARTICLE 1

INTRODUCTION

1.1.                              PURPOSE.  This Duke Realty Corporation 2005 DIU Replacement Plan (this “Plan”) is designed to retain selected directors, officers and employees of the Company and to encourage the growth of the Company and its Affiliates.

1.2.                              BACKGROUND.  The Company maintains (i) the 1995 Dividend Increase Unit Plan of Duke Realty Services Limited Partnership, as amended, and (ii) the 1999 Directors’ Stock Option and Dividend Increase Unit Plan of Duke Realty Investments, Inc., as amended (the “DIU Plans”) under which selected directors, officers and employees have been granted dividend increase units (“DIUs”).  The DIUs provide the holder a cash benefit measured by the increase in the Company’s dividend over the term of the award.  In 2005, changes in U.S. tax laws, specifically the enactment of Section 409A of the Code, adversely affected the design and operation of DIUs that remained unvested as of January 1, 2005 (“Non-Grandfathered DIUs”).  In keeping with transitional relief provided in proposed Treasury regulations, certain individuals have voluntarily cancelled their Non-Grandfathered DIUs in exchange for awards under this Plan, which are designed to comply with Section 409A of the Code and provide a benefit that is similarly measured by the increase in the Company’s dividend over the term of the award.

1.3.                              SUBPLAN OF THE EQUITY INCENTIVE PLAN .  This Plan is adopted and operated as a subplan of the Duke Realty Corporation 2005 Long-Term Incentive Plan (the “LTIP”).  The awards granted pursuant to this Plan are granted as Performance Units under Article 9 of the LTIP and are subject to all of the terms and conditions of the LTIP.  The terms contained in the LTIP are incorporated into and made a part of this Plan with respect to the Performance Units granted pursuant hereto and any such awards shall be governed by and construed in accordance with the LTIP.  In the event of any actual or alleged conflict between the provisions of the LTIP and the provisions of this Plan, the provisions of the LTIP shall be controlling and determinative.  This Plan does not constitute a separate source of Shares for the settlement of the Performance Units described herein.

1.4.                              Eligibility and Participation.  Participation in this Plan is limited to those directors, former directors, officers and employees of the Company who voluntarily surrendered Non-Grandfathered DIUs prior to the Effective Date in exchange for Performance Units under this Plan.

ARTICLE 2

DEFINITIONS

2.1.                              DEFINITIONS.  Unless the context clearly indicates otherwise, capitalized terms used herein and not otherwise defined shall have the meaning assigned such terms in the LTIP.  In addition, the following capitalized terms used herein shall have the following meanings:

(a)                                  “DIU” means a divided increase unit granted under one of the DIU Plans.

(b)                                 “DIU Plans” means, collectively, (i) the 1995 Dividend Increase Unit Plan of Duke Realty Services Limited Partnership, as amended, and (ii) the 1999 Directors’ Stock Option and Dividend Increase Unit Plan of Duke Realty Investments, Inc., as amended, and “DIU Plan” means any one of the DIU Plans.

(c)                                  “Effective Date” means December 6, 2005.

(d)                                 “LTIP” means the Duke Realty Corporation 2005 Long-Term Incentive Plan.

(e)                                  “Non-Grandfathered DIU” means a DIU that was not fully vested as of December 31, 2004.

(f)                                    “Participant” means an individual director, former director, officer or employee who voluntarily surrendered DIUs in exchange for Performance Units under this Plan.

(g)                                 “Valuation Date” means December 12, 2005 and August 15 of each year thereafter during which a Performance Unit remains outstanding.

(h)                                 “Plan” means the subplan of the LTIP embodied herein, as amended from time to time, known as the Duke Realty Corporation 2005 DIU Replacement Plan.

(i)                                     “Separation from Service” has the meaning given such term in Section 409A of the Code.

(j)                                     “Surrendered DIU” means the DIU surrendered by a Participant that is replaced by a particular Performance Unit granted under this Plan.

ARTICLE 3

ADMINISTRATION

3.1.                              ADMINISTRATION.  The Plan shall be administered by the Committee.  Subject to the provisions of this Plan and the LTIP, the Committee shall be authorized to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the administration of this Plan.  The Committee’s interpretation of this Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including Participants in this Plan and the Company and its stockholders.  The Committee may appoint a plan administrator to carry out the ministerial functions of this Plan, but the administrator shall have no other authority or powers of the Committee.

3.2.                              RELIANCE.  In administering this Plan, the Committee may rely upon any information furnished by the Company, its public accountants and other experts.  No individual will have personal liability by reason of anything done or omitted to be done by the Company or the Committee in connection with this Plan.  This limitation of liability shall not be exclusive of any other limitation of liability to which any such person may be entitled under the Company’s certificate of incorporation or otherwise.

3.3.                              INDEMNIFICATION.  Each person who is or has been a member of the Committee or who otherwise participates in the administration or operation of this Plan shall be indemnified by the Company against, and held harmless from, any loss, cost, liability or expense that may be imposed upon or incurred by him or her in connection with or resulting from any claim, action, suit or proceeding in which such person may be involved by reason of any action taken or failure to act under this Plan and shall be fully reimbursed by the Company for any and all amounts paid by such person in satisfaction of judgment against him or her in any such action, suit or proceeding, provided he or she will give the Company an opportunity, by written notice to the Committee, to defend the same at the Company’s own expense before he or she undertakes to defend it on his or her own behalf.  This right of indemnification shall not be exclusive of any other rights of indemnification to which any such person may be entitled under the Company’s certificate of incorporation, bylaws, contract or Indiana law.

ARTICLE 4

PERFORMANCE UNITS

4.1.                              Grant of Performance Units.  The Committee shall grant Performance Units to each Participant on the Effective Date.  Each Performance Unit represents the right to receive future payments equal to the value of the incremental increase in the annualized dividends on the Stock over time, divided by a base dividend yield, as described herein.  No grants will be made under this Plan except on the Effective Date.

4.2.                              Vesting of Performance Units.  Each Performance Unit will vest on the same schedule as the corresponding Surrendered DIU, as provided on Exhibit A, or earlier upon the occurrence of a Change in Control.  In addition, the Performance Units held by a Participant will vest in full upon his or her Separation from Service as a result of Disability, death or Retirement.  If a Participant terminates employment or service as a director for any other reason prior to the vesting date, he or she will forfeit any unvested Performance Units as of the date of such termination.

4.3.                              Calculation of Performance Unit Value.  On each Valuation Date, a Performance Unit will be valued for all purposes under this Plan in accordance with the following formula, based on the following defined concepts.

A.                                   Base Stock Price (Fair Market Value per Share as of original grant date of the Surrendered DIU, as reflected on Exhibit A)

B.                                     Base Dividend Rate (quarterly cash dividend rate per Share most recently declared prior to the original grant date of the Surrendered DIU, multiplied by four, as reflected on Exhibit A)

C.                                     Base Dividend Yield (B/A, as reflected on Exhibit A)

D.                                    Valuation Date Dividend Rate (quarterly cash dividend rate per Share most recently declared prior to the Valuation Date, multiplied by four)

E.                                      Dividend Increase as of Valuation Date (D-B)

F.                                      Valuation Date Award Value (E/C)

For example, assume a Base Stock Price of $33.00 and Base Dividend Rate of $1.88, for a Base Dividend Yield of 5.697%.  If the most recent quarterly dividend rate prior to the Valuation Date were $0.55, then the Performance Unit’s value at the Valuation Date would be $5.62, determined as follows:

A	$33.00	Base Stock Price
B	$ 1.88	Base Dividend Rate
C	5.697%	Base Dividend Yield [B ÷ A ]
D	$ 2.20	Valuation Date Dividend Rate $0.55 x 4
E	$ 0.32	$2.20 - $1.88 = Dividend Increase as of Valuation Date (D-B)
F	$ 5.62	Valuation Date Award Value (E/C)

4.4.                              Periodic Distributions.  As soon as practicable following each Valuation Date, for each Performance Unit then vested, a Participant will receive an amount equal to the Valuation Date Award Value, less any amounts previously distributed to the Participant under this Plan with respect to that particular Performance Unit.

4.5.                              Expiration Date and Final Distribution.  Each Performance Unit will expire on the earlier of (i) original expiration date of Surrendered DIU, or (ii) the date indicated in the chart below, based on the indicated circumstances (as applicable, the “Expiration Date”).  The final distribution with respect to a Performance Unit will be made in accordance with the following chart; provided, however, that to the extent required to comply with Code Section 409A, the final distribution shall be delayed to the six month anniversary of the date of an officer Participant’s Separation from Service:

Event	Expiration Date	Final Distribution Date
Separation from Service for Cause	immediately upon event	no further distributions

Separation from Service without Cause or due to voluntary resignation	90 days after event	as soon as practicable after Expiration Date, based on most recent Valuation Date prior to Expiration Date

Separation from Service due to Death or Disability	1 year after event	as soon as practicable after Expiration Date, based on most recent Valuation Date prior to Expiration Date

Separation from Service due to Retirement	original expiration date of Surrendered DIU	as soon as practicable after Expiration Date, based on most recent Valuation Date prior to Expiration Date

Change in Control	immediately upon event	as soon as practicable after Expiration Date (not more than 60 days), based on most recent Valuation Date prior to Expiration Date

4.6.                              Manner of Payment.  Payment of benefits under this Plan to participants who are Non-Employee Directors shall be made in the form of Shares granted under the LTIP, and payment of benefits under this Plan to all other Participants shall be made in cash.  The number of Shares to be issued to a Non-Employee Director Participant on a given Valuation Date shall be determined by dividing the dollar amount of the payment by the Fair Market Value on the Valuation Date and rounding to the nearest whole Share.

4.7.                              Withholding of Taxes.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

ARTICLE 5

AMENDMENT, MODIFICATION AND TERMINATION

5.1.                              AMENDMENT, MODIFICATION AND TERMINATION.  The Committee may terminate, modify or amend this Plan at any time; provided, however, that no termination, modification or amendment of this Plan may, without the consent of the Participant, adversely affect a Participant’s rights with respect to a Performance Unit previously granted under this Plan.

ARTICLE 6

GENERAL PROVISIONS

6.1.                              ADJUSTMENTS.  The adjustment provisions of the LTIP shall apply with respect to Performance Units granted pursuant to this Plan.

6.2.                              INFORMATION TO BE FURNISHED BY PARTICIPANTS.  Participants, or any other persons entitled to benefits under this Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering this Plan.  The benefits under this Plan for each Participant, and each other person who is entitled to benefits hereunder, are to be provided on the condition that such person furnish full, true and complete data, evidence or other information, and that he or she promptly sign any document reasonably related to the administration of this Plan as requested by the Committee.

6.3                                 NO IMPLIED RIGHTS.  The Plan does not constitute a contract of employment or service and participation in this Plan will not give a Participant the right to be rehired or retained in the employ or service of the Company, nor will participation in this Plan give any Participant any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan.

6.4.                              EVIDENCE.  Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

6.5.                              GENDER AND NUMBER.  Where the context admits, words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

6.6.                              ACTION BY THE COMPANY.  Any action required of or permitted by the Company under this Plan shall be by resolution of the Committee or by a person or persons authorized by resolution of the Committee.

6.7.                              CONTROLLING LAWS.  Except to the extent superseded by laws of the United States, the laws of Indiana shall be controlling in all matters relating to this Plan.

6.8.                              MISTAKE OF FACT.  Any mistake of fact or misstatement of fact shall be corrected when it becomes known and proper adjustment made by reason thereof.

6.9.                              SEVERABILITY.  In the event any provisions of this Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and endorsed as if such illegal or invalid provisions had never been contained in this Plan.

6.10.                        EFFECT OF HEADINGS.  The descriptive headings of the sections of this Plan are inserted for convenience of reference and identification only and do not constitute a part of this Plan for purposes of interpretation.

6.11.                        NONTRANSFERABILITY.  No Performance Unit shall be transferable, except by the Participant’s will or the law of descent and distribution.  The Performance Unit and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by a Participant in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process.

6.12.                        LIABILITY.  No member of the Board of Directors or the Committee or any officer or employee of the Company or its Affiliates shall be personally liable for any action, omission or determination made in good faith in connection with this Plan. By participating in this Plan, each Participant agrees to release and hold harmless the Company, the Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including without limitation, interest and penalties, incurred by the Participant in connection with his or her participation in this Plan.

6.13.                        FUNDING.  Benefits payable under this Plan to a Participant or to a beneficiary will be paid by the Company from its general assets.  The Company is not required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company may, however, in its sole discretion, set funds aside in investments to meet its anticipated obligations under this Plan. Any such action or set-aside may not be deemed to create a trust of any kind between the Company and any Participant or beneficiary or to constitute the funding of any Plan benefits.  Consequently, any person entitled to a payment under this Plan will have no rights greater than the rights of any other unsecured creditor of the Company.

6.14.                        EXPENSES OF THE PLAN.  The expenses of administering the Plan shall be borne by the Company.

6.15.                        EFFECTIVE DATE.  The Plan was originally adopted by the Board on December 6, 2005, and became effective on that date (the “Effective Date”).

DUKE REALTY CORPORATION

By:	/s/ Dennis D. Oklak
Dennis D. Oklak
Chairman of the Board and
Chief Executive Officer

EXHIBIT A

DIU Replacement Plan Performance Unit Awards
to Employees Payable in Cash

Grant Date of Surrendered DIU	Base Dividend Rate	Base Stock Price	Base Dividend Yield	Total Units Vesting 2005	Total Units Vesting 2006	Total Units Vesting 2007	Total Units Vesting 2008	Total Units Vesting 2009	Total Units Awarded	Expiration Date
7/28/04	$1.84	$31.29	5.8805%	2,900	2,900	2,900	2,900	2,900	14,500	7/28/14
1/28/04	$1.84	$32.51	5.6598%	72,790	72,350	72,327	72,313	72,287	362,067	1/28/14
7/30/03	$1.82	$29.23	6.2265%	2,000	2,000	2,000	2,000		8,000	7/30/13
2/19/03	$1.82	$25.42	7.1597%	74,945	78,638	78,618	78,601		310,802	2/19/13
1/30/02	$1.80	$23.35	7.7088%	65,216	70,321	70,304			205,841	1/30/12
1/31/01	$1.72	$24.98	6.8855%	61,718	65,459				127,177	1/31/11
4/25/00	$1.56	$20.56	7.5866%	4,500					4,500	4/25/10
1/25/00	$1.56	$20.00	7.8000%	55,496					55,496	1/25/10
Sum of Awards under the DIU Replacement Plan Payable in Cash – Employees									1,088,383

DIU Replacement Plan Performance Unit Awards

To Non-Employee Directors Payable in Stock

Grant Date of Surrendered DIU	Base Dividend Rate	Base Stock Price	Base Dividend Yield	Total Units Vesting 2005	Total Units Vesting 2006	Total Units Vesting 2007	Total Units Vesting 2008	Total Units Vesting 2009	Total Units Awarded	Expiration Date
10/27/04	$1.86	$34.14	5.4482%	1,000	1,000	1,000	1,000	1,000	5,000	10/27/14
1/28/04	$1.84	$32.51	5.6598%	5,000	5,000	5,000	5,000	5,000	25,000	1/28/14
4/30/03	$1.82	$27.40	6.6423%	1,000	1,000	1,000	1,000		4,000	4/30/13
1/29/03	$1.82	$29.23	6.2265%	4,500	4,500	4,500	4,500		18,000	1/29/03
4/24/02	$1.80	$25.50	7.0588%	1,000	1,000	1,000			3,000	4/24/12
1/30/02	$1.80	$23.35	7.7088%	4,000	4,000	4,000			12,000	1/30/12
1/31/01	$1.72	$24.98	6.8855%	4,000	4,000				8,000	1/31/11
1/25/00	$1.56	$20.00	7.8000%	4,000					4,000	1/25/10
Sum of Awards under the DIU Replacement Plan Payable in Stock – Non-Employee Directors									79,000